SUPPLEMENT DATED MARCH 1, 2022
TO THE PROSPECTUS DATED SEPTEMBER 1, 2021, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of each Fund are no longer offered through the September 1, 2021 Combined Prospectus and all references to each Fund are hereby deleted from this Prospectus.

Please retain this supplement for future reference.